UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2008
                                                           -------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                     0-51102                 20-2107839
          --------                    -------                 ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)             File Number)         Identification No.)

                    2 East Main Street, Georgetown, MA 01833
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (978)-352-8600
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Employment  Agreements.  On June 23,  2008,  Georgetown  Savings  Bank (the
     ----------------------
"Bank"), a wholly-owned subsidiary of Georgetown Bancorp, Inc., entered into amended and restated employment agreements (the "Agreements") with Robert E. Balletto, the President and Chief Executive Officer of the Bank and Joseph W. Kennedy, the Senior Vice President and Chief Financial Officer of the Bank. The Agreements supersede and replace the prior employment agreements entered into with Messrs. Balletto and Kennedy on January 5, 2005. The Agreements were amended and restated to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the final regulations issued thereunder. Moreover, the Agreements state that the Bank will provide Messrs. Balletto and Kennedy with long-term disability coverage to replace 66% of their base salary and bonus in the event of their long-term disability, such coverage may be provided through a combination of bank sponsored and individually owned disability policies. The Bank will also provide the executives with supplemental life insurance coverage during their employment through an endorsement split dollar policy providing a death benefit of $2,000,000, in the case of Mr.
Balletto, and $1,000,000, in the case of Mr. Kennedy, and will provide each executive a tax adjusted payment for the purposes of purchasing an individually owned policy that will pay a $1,000,000 death benefit, with the expectation that such individually owned policy will continue following such executive's retirement. In the event of Messrs. Balletto's or Kennedy's involuntary termination of employment without cause or for good reason (as defined in the Agreements) including following a change in control (as defined in the Agreements), each executive will be entitled to be paid a cash amount equal to three times their tax adjusted payment for life insurance to be used solely to acquire a life insurance policy with a death benefit of $1,000,000, plus continued endorsement split dollar life insurance coverage for three years following such termination of employment. All other amounts payable under the Agreements on an involuntary termination without cause or for good reason are the same as under the prior employment agreements. Under the Agreements, all cash severance payments will be made within 30 days following the executives' separation from service. The foregoing description of the Agreements is qualified in its entirety by reference to the Agreements that are attached hereto as Exhibit 10.1 and Exhibit 10.2 of this Current Report, and are incorporated by reference into this Item 5.02.

Supplemental  Retirement Plan for Senior Executives.  On June 23, 2008, the Bank
---------------------------------------------------
adopted the Supplemental Retirement Plan for Senior Executives (the "Plan") to replace the individual executive supplemental retirement agreements entered into with Messrs. Balletto and Kennedy on January 22, 2002. The Plan was amended to comply with Code Section 409A and the final regulations issued thereunder. Moreover, the Plan modifies Messrs. Balletto's and Kennedy's supplemental benefit formula by providing that upon their separation from service on or after attaining age 65 or in the event of their separation from service within two years following a change in control, such benefit shall be paid as an annuity equal to 45% of their final average compensation multiplied by their prorate fraction. The prorate fraction has a numerator equal to Messrs. Balletto's or Kennedy's years of employment from their original date of hire until their separation from service and a denominator of 23, and may be further reduced by certain pre-retirement reductions, as defined in the Plan. The foregoing description of the Plan is qualified in its entirety by reference to the Plan that is attached hereto as Exhibit 10.3 of this Current Report, and is incorporated by reference into this Item 5.02.

Endorsement Split Dollar Life Insurance  Agreements.  On June 23, 2008, the Bank
---------------------------------------------------
entered into Endorsement Split Dollar Life Insurance Agreements (the "Life Insurance Agreements") with Messrs. Balletto and Kennedy. The Life Insurance Agreements supersede and replace the Collateral Equity Split Dollar Agreements entered into with Messrs. Balletto and Kennedy on January 22, 2002. The Life Insurance Agreements provide that Messrs. Balletto's and Kennedy's life insurance policies and title shall reside with the Bank, and the Bank will pay the premiums on such policies. Upon the death of Messrs. Balletto and Kennedy while employed by the Bank, the proceeds payable pursuant to the life insurance policies shall equal the lesser of (i) $2,000,000 for Mr. Balletto and $1,000,000 for Mr. Kennedy, or (ii) their "net death benefit."


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The "net death benefit" is the death benefit payable under the terms of the life insurance policies reduced by the aggregate premiums paid by the Bank. The Bank will ensure that the "net death benefit" is never less than $2,000,000 for Mr. Balletto and $1,000,000 for Mr. Kennedy. Upon the occurrence of Messrs. Balletto's and Kennedy's termination of employment for any reason following a change in control, involuntary termination other than for "cause," or voluntary termination for "good reason," their death benefit coverage shall continue for 36 months, unless the Life Insurance Agreements are terminated pursuant to its terms prior to such time. If Messrs. Balletto and Kennedy terminate employment for any reason other than as set forth above, the Life Insurance Agreements shall terminate immediately. The foregoing description of the Life Insurance Agreements is qualified in its entirety by reference to the Life Insurance Agreements that are attached hereto as Exhibit 10.4 and Exhibit 10.5 of this Current Report, and are incorporated by reference into this Item 5.02.


Item 9.01.   Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired: None

         (b) Pro Forma Financial Information: None

         (c) Shell company transactions: None

         (d) Exhibits:

             Exhibit Number          Description
             --------------          -----------

             Exhibit 10.1            Employment Agreement for Robert E. Balletto
             Exhibit 10.2            Employment Agreement for Joseph W. Kennedy
             Exhibit 10.3            Supplemental Retirement Plan for Senior
                                     Executives
             Exhibit 10.4 Endorsement Split Dollar Life Insurance Agreement for Robert E. Balletto
             Exhibit 10.5 Endorsement Split Dollar Life Insurance Agreement for Joseph W. Kennedy



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GEORGETOWN BANCORP, INC.


Date: June 26, 2008               By:  \s\ Joseph W. Kennedy
                                       -----------------------------------------
                                       Joseph W. Kennedy
                                       Senior Vice President and Chief Financial
                                       Officer
                                       (Duly Authorized Representative)


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